Exhibit 10.5.7
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     REAFFIRMATION AGREEMENT, dated as of March 2, 2011 (this “Agreement”), among (a) SIG Reinag AG, SIG Technology AG, SIG allCap AG, SIG Combibloc Procurement AG, SIG Schweizerische Industrie-Gesellschaft AG and SIG Combibloc (Schweiz) AG (collectively, the “Swiss Grantors”), (b) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (c) The Bank of New York Mellon, as trustee (in such capacity, the “2011 Trustee”) under the 2011 Senior Secured Notes Indenture (as defined below), (d) The Bank of New York Mellon, as trustee under the 2010 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2010 Trustee”), (e) The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2009 Trustee”) and (f) The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents (together, the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).
          A. The Administrative Agent, the 2009 Trustee, the Collateral Agents and the Swiss Grantors, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement and the Credit Agreement, as applicable.
          B. Pursuant to the Credit Agreement dated as of November 5, 2009 (as amended from time to time on or prior to the date hereof, including as amended and restated pursuant to Amendment No. 4 (as defined below), the “Credit Agreement”), among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent, certain Borrowers, on February 9, 2011, borrowed the Term Loans (as defined in Amendment No. 4 and Incremental Term Loan Assumption Agreement dated as of February 9, 2011 to the Credit Agreement (“Amendment No. 4”)).
          C. Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC and Reynolds Group Issuer Inc. (collectively, the “Issuers”) (as successors to the issuers under the 2009 Senior Secured Notes Indenture), the Collateral Agents, the 2009 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of November 5, 2009 (the “2009 Senior Secured Notes Indenture”), pursuant to which the Issuers issued debt securities (the “2009 Senior Secured Notes”).

          D. The Issuers (as successors to the Escrow Issuers (as defined in the 2010 Senior Secured Notes Indenture)), the Collateral Agents, the 2010 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of October 15, 2010 (the “2010 Senior Secured Notes Indenture”), pursuant to which the Issuers issued debt securities (the “2010 Senior Secured Notes”). On November 16, 2010, in connection with such issuance, the 2010 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
          E. The Issuers, the Collateral Agents, the 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of February 1, 2011 (the “2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued debt securities (the “2011 Senior Secured Notes”). On February 1, 2011, in connection with such issuance, the 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
          F. The Swiss Grantors, except for SIG Combibloc (Schweiz) AG, are party to one or more of the Reaffirmed Security Documents (as defined below).
          G. The Swiss Grantors expect to realize, or have realized, direct or indirect benefits as a result of the funding of the Term Loans, the issuance of the 2011 Senior Secured Notes and the consummation of the transactions contemplated thereby.
          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Reaffirmation
          SECTION 1.01. Reaffirmation. (a) Each Swiss Grantor (i) agrees that, notwithstanding the borrowing of the Term Loans and the issuance of the 2011 Senior Secured Notes, each of the Security Documents (each as may have been amended and/or confirmed on or prior to the date hereof) set forth on Schedule A hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continues in full force and effect subject to the Legal Reservations and extends, subject to the limitations contained therein, to (A) the Term Loans, which are, as of February 9, 2011, considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement and (B) the “Secured Obligations” as defined in the 2011 Senior Secured Notes Indenture, which have been designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement (the “Secured Notes Designation”).
     (b) Each Swiss Grantor hereby (i) ratifies and affirms Amendment No. 4 and the transactions contemplated thereby, (ii) agrees that, notwithstanding the effectiveness of Amendment No. 4, Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself), all as provided in the Loan Documents as originally executed (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the

2

Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including the Term Loans.
     (c) Each Swiss Grantor hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, the obligations under the Term Loans and the “Secured Obligations” as defined in the 2011 Senior Secured Notes Indenture constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule A (subject to certain exceptions in respect of certain of the documentation listed in Schedule A that is governed by the laws of Germany).
     (d) Each Swiss Grantor hereby agrees that the Parallel Debt, if any, of such Swiss Grantor created under the First Lien Intercreditor Agreement or under any guarantor joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor Agreement)) and shall continue to apply, as applicable, in relation to all Obligations (as defined in the First Lien Intercreditor Agreement) following the funding of the Term Loans, the issuance of the 2011 Senior Secured Notes and the Secured Notes Designation.
     (e) With respect to and notwithstanding the other provisions of this Section 1.01, SIG Combibloc (Schweiz) AG (which, as opposed to the other Swiss Grantors, is not a party to any of the Reaffirmed Security Documents) provides the confirmations, acknowledgements or agreements (as appropriate) solely as set out in Section 1.01 (a)(iii) (to the extent relating to the First Lien Intercreditor Agreement), 1.01(b) and 1.01(d) herein.
ARTICLE II
Representations and Warranties
          SECTION 2.01. Organization; Powers. Each Swiss Grantor hereby represents and warrants as of the date hereof that such Swiss Grantor (a) is duly organized, validly existing and in the equivalent Swiss status as good standing under the laws of Switzerland and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.
          SECTION 2.02. Authorization. Each Swiss Grantor hereby represents and warrants as of the date hereof that the entry by such Swiss Grantor into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.
          SECTION 2.03. Enforceability. Each Swiss Grantor hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such Swiss Grantor and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Swiss Grantor enforceable against such Swiss Grantor in accordance with its terms.
ARTICLE III
Miscellaneous
          SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement.

3

          SECTION 3.02. Loan Document. This Agreement is a Loan Document (as defined in the Credit Agreement) executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.
          SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof which, when taken together, bear the signatures of each Swiss Grantor, the Collateral Agents, the Administrative Agent, the 2011 Trustee, the 2010 Trustee and the 2009 Trustee shall have been received by each of the Collateral Agents, the Administrative Agent, the 2011 Trustee, the 2010 Trustee and the 2009 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
          SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Loan Document or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Loan Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Loan Document from any of its obligations and liabilities thereunder. Each of the Loan Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.
          SECTION 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 3.06. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austria Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Agreement as if incorporated herein mutatis mutandis.
          SECTION 3.07. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which shall continue in full force and effect.
          SECTION 3.08. Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.
[remainder of page intentionally blank; signature page is next page]

4

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SIG REINAG AG,
By:	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

SIG TECHNOLOGY AG,
By:	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

SIG ALLCAP AG,
By:	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

SIG COMBIBLOC PROCUREMENT AG,
By:	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG,

By:	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

SIG COMBIBLOC (SCHWEIZ) AG,
By:	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent,
By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

THE BANK OF NEW YORK MELLON, in its capacity as 2011 Trustee, 2010 Trustee and 2009 Trustee,
By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Collateral Agent,
By:	/s/ Elaine Lockhart
	Name:	Elaine Lockhart
	Title:	Director

SCHEDULE A
TO THE REAFFIRMATION AGREEMENT
List of the Reaffirmed Security Documents
Collateral Agent: The Bank of New York Mellon

Local term covering
“Obligations” as defined
DOCUMENTS	in the FLICA
1.   Account Pledge Agreement dated November 5, 2009, and entered into between SIG Schweizerische Industrie-Gesellschaft AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.
“Obligations”

2. Account Pledge Agreement dated November 16, 2010, and entered into between SIG Schweizerische Industrie-Gesellschaft AG as pledgor and The Bank of New York Mellon as Collateral Agent.

3.   Account Pledge Agreement dated November 5, 2009, and entered into between SIG allCap AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

4. Account Pledge Agreement dated November 16, 2010, and entered into between SIG allCap AG as pledgor and The Bank of New York Mellon as Collateral Agent.

5.   IP Security Transfer and Assignment Agreement dated December 2, 2009, and entered into between SIG Technology AG as assignor and The Bank of New York Mellon as Collateral Agent and others, as amended by confirmation and amendment agreements dated May 4, 2010, November 16, 2010, February 1, 2011 and February 9, 2011.

6.   Account Pledge Agreement dated December 2, 2009, and entered into between SIG Combibloc Procurement AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

7. Account Pledge Agreement dated November 16, 2010, and entered into between SIG Combibloc Procurement AG as pledgor and The Bank of New York Mellon as Collateral Agent.

Local term covering
“Obligations” as defined
DOCUMENTS	in the FLICA
8.   Partnership Interest Pledge Agreement dated January 29, 2010, and entered into between SIG Reinag AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees relating to the general partnership interest in SIG Euro Holding AG & Co. KGaA, as amended by a confirmation and amendment agreement dated May 4, 2010.

9.   Partnership Interest Pledge Agreement dated November 16, 2010, and entered into between SIG Reinag AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees relating to the general partnership interest in SIG Euro Holding AG & Co. KGaA.